                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 15, 2006

                                BNS Holding, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                         1-5881                  20-1953457
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(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)

25 Enterprise Center, Suite 104, Middletown, Rhode Island               02842
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         (Address of principal executive offices)                     (zip code)

Registrant's telephone number, including area code: (401) 848-6300
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        OTHER EVENTS.

                  On June 15, 2006, BNS Holding,  Inc. (the "Company")  issued a press release  announcing that at its 2006 Annual Meeting of  Stockholders,  the
Company's stockholders re-elected the following directors:  Richard M. Donnelly,
J. Robert Held, Jack Howard,  James Henderson and Kenneth Kermes.  Each director will serve for a term  expiring on the date of the next annual  meeting or until his respective  successor is elected and qualified.  The Company's  stockholders also ratified the  selection of Ernst & Young LLP as the  Company's  independent auditors for the 2006 fiscal year. A copy of the press release is being included as an exhibit to this Form 8-K.

                  The information furnished pursuant to this Form 8-K, including the exhibit hereto,  shall not be considered  "filed" for purposes of Section 18 of the Securities  Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the  Securities  Act of 1933, as amended,  or under the Securities Act of 1934, as amended,  unless the Company expressly sets forth in such  future  filing that such  information  is to be  considered  "filed" or incorporated by reference therein.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         Exhibit No.                Exhibits
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            99.1                    Press Release dated June 15, 2006.

                                   SIGNATURES
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  BNS HOLDING, INC.

Dated: June 16, 2006                              By: /s/ Michael Warren
                                                      --------------------------
                                                      Name:  Michael Warren
                                                      Title: President and Chief
                                                             Executive Officer